SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

MID-CAP GROWTH PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Mid-Cap Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, is deleted and replaced with the following:

Sub-Adviser – Ivy Investment Management Company. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kimberly A. Scott, CFA, Senior Vice President	Since 2013
Nathan A. Brown, CFA, Vice President	Since 2016